Exhibit 99.1

Contacts:
For 1-800 CONTACTS, INC.	For Fenway Partners:
Brian W. Bethers, President	Anna Cordasco/Brooke Morganstein
Robert G. Hunter, CFO	Sard Verbinnen & Co.
801-316-5000	212-687-8080
investors@contacts.com

For Immediate Release

1-800 CONTACTS Announces Special Meeting of Stockholders

DRAPER, Utah, August 7, 2007 /PRNewswire-FirstCall/ — 1-800 CONTACTS, INC. (Nasdaq: CTAC) (the “Company” or “1-800 CONTACTS”) today announced that it will hold a special meeting of stockholders on Thursday, September 6, 2007 at 8:00 a.m. Mountain time.  The meeting will be held at 1-800 CONTACTS’ executive offices at 66 E. Wadsworth Park Drive, Draper, Utah 84020.  At this meeting, stockholders will vote on the previously announced merger agreement, dated as of June 3, 2007, among 1-800 CONTACTS and affiliates of Fenway Partners Capital Fund III, L.P., pursuant to which such affiliates have agreed to acquire 1-800 CONTACTS for $24.25 per share.  1-800 CONTACTS stockholders of record at the close of business on Monday, August 6 will be entitled to notice of the special meeting and to vote on the proposal.

About 1-800 CONTACTS, INC.

1-800 CONTACTS offers consumers an attractive alternative for obtaining replacement contact lenses in terms of convenience, price, and speed of delivery.  Through its easy-to-remember, toll-free telephone number, “1-800 CONTACTS” (1-800-266-8228), and its Internet web site, www.1800contacts.com, the Company sells all of the popular brands of contact lenses.  1-800 CONTACTS offers products at competitive prices, while delivering a high level of customer service.

About Fenway Partners

Fenway Partners is a middle market private equity firm with offices in New York and Los Angeles and $1.7 billion under management. Fenway companies typically have leading franchises and operate in two core industry segments, branded consumer products and transportation/logistics.  With significant knowledge and success investing in these industries, Fenway has built a strong reputation for its hands-on approach to supporting its portfolio companies which include sporting goods manufacturer Easton Bell Sports, school yearbook and class ring manufacturer American Achievement, leading global supplier of mobile computing cases and accessories Targus International, expedited ground transportation provider Panther Expedited Services and intermodal logistics service provider RoadLink USA.

For further information about Fenway Partners, please visit www.fenwaypartners.com.

Forward-looking Statements

This press release contains a number of statements about the Company’s future business prospects which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include all statements which are not purely historical and include, but are not necessarily limited to, all statements relating in any way to the proposed transaction with Fenway Partners.  All such forward-looking statements are based upon information available to the Company as of the date hereof, and the Company disclaims any intention or obligation to update any such forward-looking statements.  Actual results could differ materially from current expectations.  Factors that could cause or contribute to such differences include, among others, the risks and uncertainties identified in the reports filed from time to time by the Company with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Information on the Company’s websites, other than the information specifically referenced in this press release, shall not be deemed to be part of this press release.

Additional Information About the Merger

1-800 CONTACTS, INC. filed with the Securities and Exchange Commission (the “SEC”), and is furnishing to its stockholders, a definitive proxy statement soliciting proxies for the meeting of its stockholders to be held with respect to the proposed merger between the Company and the affiliates of Fenway Partners.  1-800 CONTACTS STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.  1-800 CONTACTS stockholders and other interested parties can obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  1-800 CONTACTS stockholders and other interested parties can also obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to 1-800 CONTACTS, INC., 66 E. Wadsworth Park Drive, Draper, Utah  84020, Attention: Corporate Secretary, telephone: (801) 316-5000, or from the Company’s website, http://www.1800contacts.com.

1-800 CONTACTS and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of 1-800 CONTACTS with respect to the proposed merger.  Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in 1-800 CONTACTS’ definitive proxy statement relating to the proposed merger filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of 1-800 CONTACTS common stock is set forth in the definitive proxy statement described above.